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                                                                    EXHIBIT 23.3

                     CONSENT OF ATTERBURY CONSULTANTS, INC.

           We hereby consent to the reference to our report dated October 1, 2001, with respect to the appraisal of the timberlands held by Longview Fibre Company, in Longview Fibre Company's Registration Statement on Form S-4 (No. 333-83660) and Annual Report on Form 10-K first filed with the Securities Exchange Commission on December 19, 2001.


ATTERBURY CONSULTANTS, INC.


/s/ Toby Atterbury-President
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Portland, Oregon
April 23, 2002